SANUWAVE®

Healing today. Curing tomorrow.

Creating a brighter future by providing novel and cost effective solutions, focused on societal needs with the sole purpose of bettering lives everywhere

OTCQB: SNWV

April 2019

Forward-Looking Statement Disclaimer

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities and are thus prospective.

Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements.

Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company's product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company's ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

SANUWAVE

SANUWAVE Health

SANUWAVE Health (SNWV), Inc. is an emerging shockwave technology company focused on the development and commercialization of patented noninvasive, high-energy, acoustic focused, shockwaves for the repair and regeneration of tissue, musculoskeletal and vascular structures.

FDA permitted marketing of The dermaPACE®
System in December 28, 2017


dermaPACE
dermaPACE Treatment
Menu
Pulses 0
Setting D332
E2
NUWAVE

Investment Highlights & Recent Developments

Accomplishments in 2018

- Hired Shri Parikh, President Healthcare
- Received reimbursement tracking for DFU procedure
- Signed Premier Shockwave as the exclusive distributor for the VA and IHS
- Added Science Advisor, Dr. Perry Mayer
- JWC published a peer review article on SANUWAVE's 336 double blind study
- Added 15 countries to international distribution
- Signed with NFS to help finance equipment growth

Goals for 2019

- 100 US Placements ; 300 certified users
- Reimbursement; finish with at least 10 million covered lives
- Launch 2-3 domestic clinical studies
- Add 3-4 new countries
- Add Additional science advisors
- Add other key senior management hires

A Leader in Shockwave Technology Development and Commercialization

Patented, non-invasive devices for the repair and regeneration of:

- Skin
- Musculoskeletal tissue
- Vascular structures

Devices activate biologic signaling and angiogenic responses, producing:

- New vascularization
- Microcirculatory improvement
- Tissue regeneration


Immediate microcirculatory improvement
Growth factor up-regulation

SANUWAVE

Global Wound Care Market Overview

Medical burden of wounds drives new technology investments

The increasing prevalence of chronic wounds is being driven by the sharp rise in diabetes and obesity

US and worldwide wound prevalence

Types of wound	US prevalence (m)	Worldwide prevalence (m)	Healing time (days)	Estimated CAGR (2007-16e)
Surgical wounds	67	110.3	14	3.6%
Traumatic wounds	N/A	1.6	28	1.7%
Lacerations	N/A	20.4	14	1.2%
Burn wounds (outpatient)	1.3	3.4	21	1.0%
Burn wounds (medically treated)	N/A	6.5	21	1.3%
Burn wounds (hospitalised)	N/A	0.2	50	1.1%
Pressure ulcers	2.5	8.5	N/A	6.9%
Venous ulcers	2.5	12.5	N/A	6.7%
Diabetic ulcers	1.5	13.5	70-150	9.3%
Amputations	0.086	0.2	N/A	1.2%
Carcinomas	N/A	0.6	14	3.0%
Melanoma	N/A	0.1	14	3.2%
Complicated skin cancer	N/A	0.1	28	3.1%

Source: MedMarket Diligence (2015)

SANUWAVE

U.S. Wound Care Market Overview

Prevalence of wounds

US prevalence of all wounds (8 million pa)


Diabetic foot ulcer 18%
Venous ulcer 12%
Arterial Ulcer 3%
Trauma/ surgical 5%
Burns 6%
Pressure ulcer 56%

Source: BioMedGPS (2015)

U.S. prevalence of hard-to-heal wounds* (3.2 million pa)


Diabetic foot ulcer 29%
Venous ulcer 15%
Arterial Ulcer 8%
Trauma/ surgical 13%
Burns 1%
Pressure ulcer 34%

Source: BioMedGPS (2015). Note: *<50% surface area reduction in four weeks

SANUWAVE

The dermaPACE® System meets the market need for better outcomes at lower cost

Key Industry Needs

- BROADER ACCESS TO CARE
- REDUCED COSTS
- IMPROVED HEALTH OUTCOMES
- BETTER PATIENT CARE EXPERIENCE

SANUWAVE

The dermaPACE® System positions SANUWAVE for large revenue potential across wound indications in the United States

Estimated at >$45 Billion

Annual wound care costs in the United States[4]



Pressure ulcers (PUs) [3] ~$12Bn Annual treatment costs. Inpatient only, all payers
Diabetic foot ulcers (DFUs) [1] ~$15Bn Annual treatment costs. All care settings, all payers
Venous leg ulcers (VLUs) [2] ~$18Bn Annual treatment costs. All care settings, all payers

[1] Rice et al. Diabetes Care 2014;37 [3]: 651-658. 2Rice et al. J Med Econ 2014; 17 (5): 347-356. [3] National Pressure Ulcer Advisory Panel (NPUAP). Pressure Ulcer Awareness Day Proclamation. Available at: www.npuap.org/wp-content/uploads/2012/11/Proclamation-Pressure-Ulcer-Awa. [4]Derived by combining the data provided within sources 1,2 &3 [5]Does not include work-loss costs, legal costs, prescription drug costs for Medicare patients, out-of-pocket costs paid by the patient, costs borne by supplemental insurers, and other indirect costs.

SANUWAVE

The dermaPACE® System positions SANUWAVE for continued success in large and emerging markets

Market Drivers

- Aging population
- Chronic illnesses
- Emerging middle class
- Clinical practice/education
- Innovation
- Reach
- Funding
- Regulatory environment

Volume of wounds by geography (M)
(Premium and mid-tier segments only)



40
30
20
10
0
More than 130m wounds
China
Africa
India
MENA
Brazil
Russia
Mexico
ASEAN
South Korea

Value of wounds by geography ($M)
(Premium and mid-tier segments only)



1000
750
500
250
0
$1,900m market
China
MENA
Africa
ASEAN
Brazil
India
South Korea
Mexico
Russia

Source: Smith & Nephew (2015)

SANUWAVE

Strategy to Capture Growth Opportunities

Healthcare Industry Needs Drive Opportunities	Sanuwave Strategies to Capture Growth	Sources of Growth
Broader Access	Drive Global Expansion	
Reduce Cost & Improve Efficiency	Deliver Economic Value	
Improve Clinical Outcomes and Patient Experience	Accelerate Therapy Innovation	

Sources of Growth

- U.S. launch of dermaPACE
- Sales coverage ramp up
- Enhanced commercialization infrastructure
- Emerging markets
- Value-added solutions and services that offer clinical and economic advantages
- AWC portfolio additions (M&A)
- New dermaPACE indications
- PACE R&D – new therapies

SANUWAVE

Market Opportunity with The dermaPACE® System

U.S Market

- Diabetic Foot Ulcers - $4B+ market size.
- 29 million people living with diabetes and 86 million pre-diabetics.
- 25% of diabetics will acquire a non-healing ulcer in their lifetime; ~3 million diabetic ulcers annually.
- Diabetic foot ulcers lead to over 50,000 amputations annually at a cost that is estimated to exceed $5.1 billion annually.
- Hospitalization costs of ~$20,000 for a patient with a DFU; ~$70,000 for an amputation.

International Market

- Globally there are 382 million people living with diabetes and it is expected to reach 592 million by 2035, an increase of 55%.
- dermaPACE is CE Marked and currently marketed by independent distributors in Canada, Romania, Italy, S. Korea, Taiwan, Malaysia and Indonesia.
- dermaPACE can be licensed or joint ventured in these markets to speed market penetration while minimizing operating costs.

The international global wound care market of $22 billion offers significant expansion opportunity for CE marked dermaPACE

SANUWAVE

The dermaPACE® System
Treating Diabetic Foot Ulcers

Robust closure with extremely low recurrence rates

Non-invasive, convenient, and safe

Mechanism of action (MOA) allows :

Increased blood flow (perfusion) and improved vascularization (angiogenesis)

Restored oxygenation to ischemic area

Accelerated tissue repair that may decrease long-term DFU complications

Cost-effective

May be used as an adjunct therapy



SANUWAVE
Healing today. Curing tomorrow.

U.S. Market Strategy



>10 million
Pressure Sores 4.5 Million
ALU 1.0 Million
VLU 3.3 Million
1.9 Million DFU
Expand indications to drive increase in usage
100 2019 Goal
300 2020 Goal
800 2021 Goal
1600 2022 Goal
2,200 Wound Care Centers
10,000 Hospital Outpatient, In Office and Assisted Living Care

Placement
x
Usage/day
x
Days
x
Rate
=
REVENUE



SANUWAVE

Growth Strategy

Seek relationships with qualified partners and JV/licensing agreements

- **Address** advanced wound care market - large and growing
  - ✓ Domestic rollout of 2,000 placements; 500,000 treatments (with increasing indication) and greater than $100 million in revenue in 5 years
  - ✓ International placements and revenue could equal domestic over the same period
  - ✓ Combination therapies will drive increasing usage globally
- **Serve** other medical markets, orthopedics, plastic/cosmetic, vascular/cardiac
- **Expand** to non-medical industrial applications (biofilm destruction, water cleaning, energy production). Working with major universities in proof of concept


Advanced Wound Care
Other Medical Markets
Industrial Applications



SANUWAVE

Business Model Transformation

Transform from a product company to a provider of comprehensive value propositions and solutions that address the wound care patient pathway

Current Business Model	Future Business Model	Competitive Strategy
dermaPACE® device	Portfolio of value-added wound care solutions encompassing dermaPACE, complementary modalities, wound analytics, and training	Therapy line ownership
		Profit from broader value chain
		Orchestration and partnering
		Analytics and evidence
		Services bundled with product

SANUWAVE

Global Clinical Studies

Action	Sites
Pharmacoeconomic	
- DFU2	12
New AWC	
- VLU	12+
- Pressure Ulcer	12+
- ALU	12+
Mechanism of Action	
- Dr. Siemionow	1
Vascularization/Perfusion/Dosing	
- Domestic/US	3
- Global	3
Surgical Incisions/Cosmetic	
- Domestic/US	1




Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2019
2020

SANUWAVE

Intellectual Property (IP) Organic Growth

Number of Patents in 2006, 2012 and 2018



70
60
50
40
30
20
10
0
14
18
10
9
11
9
2
10
37
46
62
US Patents
Foreign Patents
US Appl(s)
Foreign Appl(s)
TOTAL
2006
2012
2018

	2006	2012	2018
US Patents	14	18	
Foreign Patents	10	9	
US Appl(s)	11	9	
Foreign Appl(s)	2	10	
TOTAL	37	46	62
Percentage		24%	
Subject of Issued Patents	Orthopedics, Arthritis, Ischemia, Spinal, Lithotripsy, Device Design	Orthopedics, Arthritis, Ischemia, Spinal, Blood Sterilization, Device Design	

SANUWAVE

Device Sales – Historical and 2019 Projection



140
120
100
80
60
40
20
0
6
9
10
16
45
47
120
2012
2013
2014
2015
2016
2018
2019 projection

SANUWAVE

Non-Medical Markets

Addressable opportunities covered by Patents

Energy Production

- Advanced Fracking
- Improved / Enhanced Oil Extraction Recovery

Water

- Fracking Water Cleaning
- Industrial Water Cleaning
- Drinking Water Cleaning

Food Industry

- Preservation
  - Milk
  - Fruit Juices
- Meat Tenderizing
- Meat Cleaning

Industrial Biofilms

- Biofilm Destruction
  - Industrial Equipment
  - Cosmetic/Food Industry Equipment
  - Monuments







SANUWAVE

Wound Care Industry Valuations and Comparison

Company Name	Ticker Symbol	Market Cap (as of 3/28/19)	
Integra Life Sciences Holding Corp.	NASDAQ: IART	$4.7B	Wound Care
Convatec Group Plc	LSE: CTEC	$2.8B	Wound Care
Vericel Corporation	NASDAQ: VCEL	$763M	Wound Care
Organogenesis	NASDAQ: ORGO	$736M	Wound Care
Osiris Therapeutics Inc. [1]	NASDAQ: OSIR	$656M	Wound Care
MiMedx Group Inc.	OTC MKTS: MDXG	$639M	Wound Care
Mediwound Ltd.	NASDAQ: MDWD	$139M	Wound Care
RenovoCare	OTC MKTS: RCAR	$119M	Wound Care
SANUWAVE Health, Inc.	**OTC MKTS: SNWV**	**$30M**	
Shockwave Medical [3]	NASDAQ: SWAV	$929M	Shockwave
Soliton, Inc. [2]	NASDAQ: SOLY	$100M	Shockwave

Footnotes:
1 - Acquired by Smith and Nephew
2- IPO February 19, 2019
3- IPO March 11, 2019

SANUWAVE

Select Financial Information

Cash and Cash Equivalents - December 31, 2018	$364,549
Common Shares Outstanding	156M
Warrants	103M
Options Outstanding	32M
Notes Payable - Due December 31, 2018	$6.7M(1)

(1) Due to HealthTronics, Inc. as part of original 2005 purchase price

SANUWAVE

Management Team

Kevin Richardson II, CEO and Chairman of the Board – Joined August 2005
Joined the Company as chairman of the board of directors in August of 2005. Brings a broad array of financial knowledge for healthcare information technology, financial services, business services and other industries. Since 2004, Mr. Richardson founded and has served as managing partner of Prides Capital LLC, an investment management firm.

Shri Parikh, President – Joined in 2018
20+ years experience in healthcare, medical device and wound care. Previously, Shri was with Molnlycke Health Care, where he held the title of Vice President, Sales and Marketing. Shri was also the Director of National Accounts at Stryker in Austin, TX, a leading medical technology company offering innovative products and services in Orthopaedics, Medical and Surgical Equipment, and Neurotechnology and Spine. Shri began his career in sales at Bristol-Myers Squibb and held various roles with increasing sales and corporate account responsibility at Guidant and St. Jude prior to joining Stryker.

Iulian Cioanta, Ph.D., Chief Technology and Science Officer– Joined in 2007
18+ years experience in medical device industry. Previously with Cordis Endovascular, a Johnson & Johnson company, Kensey Nash Corporation, ArgoMed Inc. and the Institute for the Design of Research Apparatuses.

Lisa Sundstrom, Chief Financial Officer– Joined in 2006
20+ years finance and accounting experience. Previously with Automatic Data Processing (ADP) and Mitsubishi Consumer Electronics.

Peter Stegagno, Chief Operating Officer– Joined in 2006
20+ years in medical device markets including manufacturing, design and development, quality assurance and international and domestic regulatory affairs.

SANUWAVE

Why Invest in SANUWAVE

- The dermaPACE® System received FDA Clearance on 12/28/2017

- SANUWAVE contracted with Premier Shockwave in the US as the distributor for the Veteran's Association and the Indian Health Reservation

- Internationally signed 15 new countries in 2018

- Equipment Finance agreement signed in US with NFS

- Seasoned Management team

- Advanced wound care market growing 5%+ YOY

- USA DFU market is over $4Billion annually

- Execution: 120 placements in 2019 will lead to rapid revenue increases

SANUWAVE

SANUWAVE®

Healing today. Curing tomorrow.

To be viewed by the world as a diverse compassionate global family that provides positive impact on life and environment, one shock at a time.

OTCQB: SNWV

SANUWAVE Health, Inc.
3360 Martin Farm Road, Suite 100
Suwanee, GA 30024

info@sanuwave.com

+1(770) 419-7525

SANUWAVE
Healing today. Curing tomorrow.